Exhibit 99.1

1 Fountain Square
Chattanooga, TN 37402
www.unum.com

news	FOR IMMEDIATE RELEASE Contacts MEDIA Jim Sabourin 423 294 6300 INVESTORS Thomas A. H. White 423 294 8996 Madhavi Venkatesan 423 294 1630

Unum Board of Directors Votes to Increase
Common Stock Dividend

CHATTANOOGA, Tenn. (May 22, 2009) – Unum Group (NYSE: UNM) announced that at the company’s annual meeting of stockholders held today its Board of Directors authorized an increase of 10.0 percent on the quarterly dividend paid on its common stock. The new dividend rate of $0.0825 per common share will be effective with the dividend expected to be declared in the third quarter.

“With our consistently solid operating results and capital position, we believe the time is right to increase the dividend we pay to stockholders,” said Thomas R. Watjen, president and chief executive officer. “This is a significant milestone, coming six years after we reduced our dividend while we focused on restructuring the company and rebuilding our financial strength.  We can take this action without impacting our financial flexibility or the capital guidance that we have provided in the past.”

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About Unum

Unum (www.unum.com) is one of the leading providers of employee benefits products and services and the largest provider of disability insurance products in the United States and the United Kingdom.

Safe Harbor Statement

      Statements in this press release that are not historical facts, such as management's statements about the Company's financial flexibility, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are made based on management's expectations, plans and beliefs concerning future developments.  These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.  These risks and uncertainties include such matters as (1) unfavorable economic or business conditions, both domestic and foreign, including the continued financial market disruption; (2) investment results, including but not limited to, realized investment losses resulting from impairments that differ from our assumptions and historical experience; (3) rating agency actions, state insurance department market conduct examinations and other inquiries, other government investigations and actions, and negative media attention; (4) changes in interest rates, credit spreads, and securities prices; (5) currency exchange rates; (6) changes in our financial strength and credit ratings; (7) changes in claim incidence and recovery rates due to, among other factors, the rate of unemployment and consumer confidence, the emergence of new diseases, epidemics, or pandemics, new trends and developments in medical treatments, and the effectiveness of claims management operations; (8) increased competition from other insurers and financial services companies due to industry consolidation or other factors; (9) legislative, regulatory, or tax changes, both domestic and foreign, including the effect of potential legislation and increased regulation in the current political environment; (10) effectiveness of our risk management program; (11) the level and results of litigation; (12) effectiveness in supporting new product offerings and providing customer service; (13) actual experience in pricing, underwriting, and reserving that deviates from our assumptions; (14) lower than projected persistency and lower sales growth; (15) fluctuation in insurance reserve liabilities; (16) ability and willingness of reinsurers to meet their obligations; (17) changes in assumptions related to intangible assets such as deferred acquisition costs, value of business acquired, and goodwill; (18) ability of our subsidiaries to pay dividends as a result of regulatory restrictions; (19) events or consequences relating to terrorism and acts of war, both domestic and foreign; (20) changes in accounting standards, practices, or policies; and (21) ability to recover our systems and information in the event of a disaster or unanticipated event.

      For further information about risks and uncertainties that could affect actual results, see the Company's filings with the Securities and Exchange Commission, including information in the sections titled "Cautionary Statement Regarding Forward-Looking Statements" and "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and subsequently filed Form 10-Q.  The forward-looking statements in this press release are being made as of the date of this press release, and the Company expressly disclaims any obligation to update or revise any forward-looking statement contained herein, even if made available on our website or otherwise.

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